UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 26, 2005



                            Darden Restaurants, Inc.
               (Exact Name of Registrant as Specified in Charter)


           Florida                   1-13666                   59-3305930
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

  5900 Lake Ellenor Drive, Orlando, Florida                        32809

  (Address of Principal Executive Offices)                      (Zip Code)

(Registrant's telephone number, including area code):         (407) 245-4000



                                 Not Applicable
                         -----------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.        Amendments to Articles of Incorporation or Bylaws.

     On May 26, 2005, Darden Restaurants, Inc., a Florida corporation (the "Company") amended its Articles of Incorporation to fix the designations, preferences, limitations and relative rights of its Series A Participating Cumulative Preferred Stock, issuable pursuant to the Rights Agreement, dated as of May 16, 2005, by and between the Company and Wachovia Bank, National Association. The full text of the articles of amendment is attached as Exhibit
3.1 hereto and incorporated by reference herein. The full text of the Rights Agreement is attached as Exhibit 4.1 hereto and incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits.

(C)    Exhibits.      The following exhibits are filed as part of this report:

        3.1 Articles of Amendment to Articles of Incorporation, dated as of May 26, 2005.

        4.1 Rights Agreement, dated as of May 16, 2005, by and between Darden Restaurants, Inc. and Wachovia Bank, National Association, as Rights Agent (incorporated herein by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 16, 2005).



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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 27, 2005

                                   DARDEN RESTAURANTS, INC.

                                   By: /s/ Paula J. Shives
                                      ---------------------------------
                                      Name: Paula J. Shives
                                      Title:  Senior Vice President, General
                                      Counsel and Secretary





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



                                  EXHIBIT INDEX

Exhibit
Number                                 Description
------                                 -----------

 3.1           Articles of Amendment to Articles of Incorporation, dated May 26,
               2005.

 4.1 Rights Agreement, dated as of May 16, 2005, by and between Darden Restaurants, Inc. and Wachovia Bank, National Association, as Rights Agent (incorporated herein by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 16, 2005).















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